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                           PURCHASE AND SALE AGREEMENT


                                 BY AND BETWEEN


                               LBA-VIF UTAH, LLC,
                      a Delaware limited liability company


                                    AS SELLER


                                       AND


                          HARVARD PROPERTY TRUST, LLC,

                      a Delaware limited liability company



                                  AS PURCHASER


                                       FOR


                                2383 Utah Avenue
                             El Segundo, California


                          Dated as of February 15, 2005

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                           PURCHASE AND SALE AGREEMENT

        THIS PURCHASE AND SALE AGREEMENT (this "AGREEMENT") is made as of the 15th day of February, 2005 (the "EFFECTIVE DATE") by and between LBA-VIF UTAH, LLC, a Delaware limited liability company ("SELLER"), having an office at 17901 Von Karman Avenue, Suite 950, Irvine, California 92614, and HARVARD PROPERTY TRUST, LLC, a Delaware limited liability company d/b/a Behringer Harvard Funds ("PURCHASER") having an office at 15601 Dallas Parkway, Suite 600, Addison, Texas 75001.

                                   ARTICLE I

                                PURCHASE AND SALE

        1.1 AGREEMENT OF PURCHASE AND SALE. Subject to the terms and conditions hereinafter set forth, Seller agrees to sell and convey and Purchaser agrees to purchase the following:

                (a) that certain tract or parcel of land situated in Los Angeles County, California, more particularly described on EXHIBIT A attached hereto and made a part hereof, together with all and singular the rights and appurtenances pertaining to such property, including any right, title and interest of Seller in and to adjacent streets, alleys or rights-of-way (the property described in clause (a) of this Section 1.1 being herein referred to collectively as the "LAND");

                (b) the buildings, structures, fixtures and other improvements on the Land, including specifically, without limitation, that certain industrial building located thereon having a street address of 2383 Utah Avenue, El Segundo, California (the property described in clause (b) of this Section 1.1 being herein referred to collectively as the "IMPROVEMENTS");

                (c) all of Seller's right, title and interest in and to all tangible personal property upon the Land or within the Improvements, including specifically, without limitation, appliances, furniture, carpeting, draperies and curtains, tools and supplies, and other items of personal property (excluding cash) used exclusively in connection with the operation of the Land and the Improvements and only as specifically described on EXHIBIT B attached hereto and made a part hereof (the property described in clause (c) of this Section 1.1 being herein referred to collectively as the "PERSONAL PROPERTY");

                (d) all of Seller's right, title and interest in and to those certain leases more fully described on EXHIBIT C (the "LEASE SCHEDULE") attached hereto and made a part hereof (the property described in clause (d) of this Section 1.1 being herein referred to as the "LEASES"); and

                (e) all of Seller's right, title and interest in and to (i) all assignable contracts and agreements (collectively, the "OPERATING AGREEMENTS") listed and described on EXHIBIT D (the "OPERATING AGREEMENTS SCHEDULE") attached hereto and made a part hereof, relating to the upkeep, repair, maintenance or operation of the Land, Improvements or Personal Property which will extend beyond the date of Closing (as such term is defined in Section
4.1 hereof), including specifically, without limitation, all assignable equipment leases, and (ii) all assignable existing

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warranties and guaranties (expressed or implied) issued to Seller in connection with the Improvements or the Personal Property (the property described in this Section 1.1(e) being sometimes herein referred to collectively as the "INTANGIBLES").

        1.2 PROPERTY DEFINED. The Land, the Improvements, the Personal Property, the Leases and the Intangibles are hereinafter sometimes referred to collectively as the "PROPERTY."

        1.3 PERMITTED EXCEPTIONS. The Property shall be conveyed subject to the matters which are, or are deemed to be, Permitted Exceptions pursuant to
Article II hereof (herein referred to collectively as the "PERMITTED
EXCEPTIONS").

        1.4 PURCHASE PRICE. Seller is to sell and Purchaser is to purchase the Property for a total of TWENTY SEVEN MILLION FIVE HUNDRED THOUSAND AND NO/100 DOLLARS ($27,500,000.00) (the "PURCHASE PRICE").

        1.5 PAYMENT OF PURCHASE PRICE. The Purchase Price, as increased or decreased by prorations and adjustments as herein provided, shall be payable in full at Closing in cash by wire transfer of immediately available federal funds to a bank account designated by Title Company (as such term is defined in Section 1.6 hereof) in writing to Purchaser prior to the Closing.

        1.6 EARNEST MONEY. Within three (3) business days after the execution and delivery of this Agreement, Purchaser shall deposit with Fidelity
National Title Company ("TITLE COMPANY"), having its office at 1300 Dove, Suite 310, Newport Beach, California 92660 (Attention: Patty Beverly), the sum of Five Hundred Thousand Dollars ($500,000) (the "FIRST DEPOSIT") in good funds, either by certified bank or cashier's check or by federal wire transfer. If Purchaser does not exercise the right to terminate this Agreement in accordance with
Section 2.3 or Section 3.2 hereof, Purchaser shall, within three (3) business days after the last day of the Inspection Period (as such term is defined in Section 3.1 hereof), deposit with the Title Company the additional sum of Five Hundred Thousand Dollars ($500,000) (the "SECOND DEPOSIT") in good funds, either by certified bank or cashier's check or by federal wire transfer as an additional deposit under this Agreement. The Title Company shall hold the First Deposit and the Second Deposit in an interest-bearing account in accordance with the terms and conditions hereof and any supplementary instructions executed by the parties pursuant to the provisions of Section 1.7 hereof. The First Deposit and the Second Deposit, together with all interest earned on such sums, are herein referred to collectively as the "EARNEST MONEY." All interest accruing on such sums shall become a part of the Earnest Money and shall be distributed as Earnest Money in accordance with the terms of this Agreement. Upon the expiration of the Inspection Period, the Earnest Money shall be non-refundable to Purchaser except as expressly set forth in this Agreement. If Purchaser fails to deliver the Second Deposit to the Title Company within the time period specified above, this Agreement shall, at the option of Seller, terminate automatically and, in such event, Title Company shall deliver the Earnest Money to Seller promptly thereafter and neither party shall have any further rights, obligations or liabilities hereunder except to the extent that any right, obligation or liability set forth herein expressly survives termination of this Agreement. Time is of the essence for the delivery of Earnest Money under this Agreement.

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        1.7     DELIVERY TO TITLE COMPANY. Upon mutual execution of this
Agreement, the parties hereto shall deposit an executed copy of this Agreement with Title Company and this Agreement shall (along with such supplementary instructions not inconsistent herewith as either party hereto may deliver to Title Company) serve as escrow instructions to Title Company for the consummation of the purchase and sale contemplated hereby. Seller and Purchaser agree to execute such additional escrow instructions as Title Company may reasonably require and which are not inconsistent with the provisions hereof; provided, however, that in the event of any conflict between the provisions of this Agreement and any supplementary escrow instructions, the terms of this Agreement shall control.

                                   ARTICLE II

                                TITLE AND SURVEY

        2.1 TITLE EXAMINATION; COMMITMENT FOR TITLE INSURANCE. Seller has obtained from the Title Company and delivered, or shall obtain from the Title Company and deliver, to Purchaser, an ALTA preliminary title report (the "TITLE COMMITMENT") covering the Property. Purchaser shall have until the date (the "TITLE EXAM DEADLINE"), which is ten (10) days prior to the expiration of the Inspection Period (defined in Section 3.1 hereof) to review the Title Commitment and at Closing obtain from the Title Company an Owner's Policy of Title Insurance in the full amount of the Purchase Price pursuant to Section 2.4 hereof.

        2.2 SURVEY. Seller has delivered or shall deliver to Purchaser and the Title Company, Seller's existing ALTA survey of the Property (the "SURVEY"). Purchaser may, at its sole cost and expense, update and recertify the Survey.

        2.3 TITLE OBJECTIONS; CURE OF TITLE OBJECTIONS. Purchaser shall have until the Title Exam Deadline to notify Seller, in writing, of such objections as Purchaser may have to anything contained in the Title Commitment or the Survey. Any item contained in the Title Commitment or any matter shown on the Survey to which Purchaser does not object prior to the Title Exam Deadline shall be deemed a Permitted Exception. In the event Purchaser shall notify Seller of objections to title or to matters shown on the Survey prior to the Title Exam Deadline, Seller shall have the right, but not the obligation, to cure such objections. Within five (5) days after receipt of Purchaser's notice of objections, Seller shall notify Purchaser in writing whether Seller elects to attempt to cure such objections. Seller's failure to respond within said five
(5) day period shall be deemed to be Seller's election not to cure any such objections. If Seller elects to attempt to cure, and provided that Purchaser shall not have terminated this Agreement in accordance with Section 3.2 hereof, Seller shall have until the date of Closing to attempt to remove, satisfy or cure the same and for this purpose Seller shall be entitled to a reasonable adjournment of the Closing if additional time is required, but in no event shall the adjournment exceed sixty (60) days after the date for Closing set forth in
Section 4.1 hereof. If Seller elects not to cure any objections specified in Purchaser's notice, or if Seller is unable to effect a cure prior to the Closing (or any date to which the Closing has been adjourned), Purchaser shall have the following options: (i) to accept a conveyance of the Property subject to the Permitted Exceptions, specifically including any matter objected to by Purchaser which Seller is unwilling or unable to cure, and without reduction of the Purchase Price; or (ii) to terminate this

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Agreement by sending written notice thereof to Seller, and upon delivery of such notice of termination, this Agreement shall terminate and the Earnest Money shall be returned to Purchaser, and thereafter neither party hereto shall have any further rights, obligations or liabilities hereunder except to the extent that any right, obligation or liability set forth herein expressly survives termination of this Agreement. If Seller notifies Purchaser that Seller does not intend to attempt to cure any title objection; or if, having commenced attempts to cure any objection, Seller later notifies Purchaser that Seller will be unable to effect a cure thereof; Purchaser shall, within five (5) days after such notice has been given, notify Seller in writing whether Purchaser shall elect to accept the conveyance under clause (i) or to terminate this Agreement under clause (ii). Purchaser's failure to respond within said five (5) day period shall be deemed to be Purchaser's election to accept the conveyance under clause (i) above. Notwithstanding anything to the contrary in this Section 2.3, Seller shall be obligated to remove from title to the Property at Closing any deeds of trust or mortgages encumbering the Property.

        2.4 CONVEYANCE OF TITLE. At Closing, Seller shall convey and transfer to Purchaser such title to the Property as will enable the Title Company to issue to Purchaser an ALTA Owner's Policy of Title Insurance (the "TITLE POLICY") covering the Property, in the full amount of the Purchase Price. Notwithstanding anything contained herein to the contrary, the Property shall be conveyed subject to the following matters, which shall be deemed to be Permitted
Exceptions:

                (a) the rights of tenants, as tenants only, under the Leases;

                (b) the lien of all ad valorem real estate taxes and assessments not yet due and payable as of the date of Closing, subject to adjustment as herein provided;

                (c) local, state and federal laws, ordinances or governmental regulations, including but not limited to, building and zoning laws, ordinances and regulations, now or hereafter in effect relating to the Property; and

                (d) items appearing of record or shown on the Survey and, in either case, not objected to by Purchaser or waived or deemed waived by Purchaser in accordance with Sections 2.3 or 2.5 hereof.

        2.5 PRE-CLOSING "GAP" TITLE DEFECTS. Whether or not Purchaser shall have furnished to Seller any notice of title objections pursuant to the foregoing provisions of this Agreement, Purchaser may, at or prior to Closing, notify Seller in writing of any objections to title first raised by the Title Company between (a) the expiration of the Inspection Period, and (b) the date on which the transaction contemplated herein is scheduled to close. With respect to any objections to title set forth in such notice, Seller shall have the same option to cure and Purchaser shall have the same option to accept title subject to such matters or to terminate this Agreement as those which apply to any notice of objections made by Purchaser before the expiration of the Inspection Period. If Seller elects to attempt to cure any such matters, the date for Closing shall be automatically extended by a reasonable additional time to effect such a cure, but in no event shall the extension exceed sixty (60) days after the date for Closing set forth in Section 4.1 hereof.

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                                  ARTICLE III

                                INSPECTION PERIOD

        3.1 RIGHT OF INSPECTION. During the period beginning upon the Effective Date and ending at 5:00 p.m. (local time at the Property) on the date which is twenty-one (21) days thereafter (hereinafter referred to as the "INSPECTION PERIOD"), Purchaser shall have the right to make a physical inspection of the Property and to examine at such place or places at the Property, in the offices of the property manager or elsewhere as the same may be located, any operating files maintained by Seller or its property manager in connection with the leasing, current maintenance and/or management of the Property, including, without limitation, the Leases, lease files, Operating Agreements, current budgets, insurance policies, insurance loss histories, bills, invoices, receipts and other general records relating to the income and expenses of the Property, correspondence, surveys, plans and specifications, warranties for services and materials provided to the Property, environmental audits and similar materials, but excluding materials not directly related to the leasing, current maintenance and/or management of the Property such as, without limitation, Seller's internal memoranda, financial projections, appraisals, accounting and tax records and similar proprietary, elective or confidential information (collectively, the "CONFIDENTIAL DOCUMENTS"). Purchaser has advised Seller that Purchaser must cause to be prepared up to three (3) years of audited financial statements in respect of the Property in compliance with the policies of Purchaser and certain laws and regulations, including, without limitation, Securities and Exchange Commission Regulation S-X, Rule 3-14. Seller agrees to use reasonable efforts to cooperate with Purchaser's auditors in the preparation of such audited financial statements (it being understood and agreed that the foregoing covenant shall survive Closing). Without limiting the generality of the preceding sentence (a) Seller shall, during normal business hours, allow Purchaser's auditors reasonable access to the books and records maintained by Seller in respect of the Property (excepting the Confidential Documents); (b) Seller shall use reasonable efforts to provide to Purchaser such financial information and supporting documentation as are necessary for Purchaser's auditors to prepare audited financial statements; and
(c) if Seller has audited financial statements with respect to the Property, Seller shall promptly provide Purchaser's auditors with a copy of such audited financial statements. If after Closing Seller obtains an audited financial statement in respect of the Property for a fiscal period in 2003 or 2004 that was not completed at the time of Closing, then Seller shall promptly provide Purchaser with a copy of such audited financial statement, and the foregoing covenant shall survive Closing.

        Purchaser understands and agrees that any on-site inspections of the Property shall be conducted upon at least twenty-four (24) hours' prior written notice to Seller and in the presence of Seller or its representative. Such physical inspection shall not unreasonably interfere with the use of the Property by Seller or its tenants nor shall Purchaser's inspection damage the Property in any respect. Such physical inspection shall not be invasive in any respect (unless Purchaser obtains Seller's prior written consent), and in any event shall be conducted in accordance with standards customarily employed in the industry and in compliance with all governmental laws, rules and regulations. Following each entry by Purchaser with respect to inspections and/or tests on the Property, Purchaser shall restore the Property to a condition which is as near as possible to its original condition as existed prior to any such inspections and/or tests. Seller shall cooperate

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with Purchaser in its due diligence but shall not be obligated to incur any liability or expense in connection therewith. Seller shall have the right to have a representative present at any interviews Purchaser conducts with tenants of the Property, and Purchaser shall not disrupt Seller's or any tenant's activities on the Property. Purchaser agrees to indemnify against and hold Seller harmless from any claim for liabilities, costs, expenses (including reasonable attorneys' fees actually incurred) damages or injuries arising out of or resulting from the inspection of the Property by Purchaser or its agents, and notwithstanding anything to the contrary in this Agreement, such obligation to indemnify and hold harmless Seller shall survive Closing or any termination of this Agreement. All inspections shall occur at reasonable times agreed upon by Seller and Purchaser. Prior to Purchaser entering the Property to conduct the inspections and/or tests described above, Purchaser shall obtain and maintain, at Purchaser's sole cost and expense, and shall deliver to Seller evidence of, the following insurance coverage, and shall cause each of its agents and contractors to obtain and maintain, and, upon request of Seller, shall deliver to Seller evidence of, the following insurance coverage: general liability insurance, from an insurer reasonably acceptable to Seller, in the amount of Two Million and No/100 Dollars ($2,000,000.00) combined single limit for personal injury and property damage per occurrence, such policy to name Seller as an additional insured party, which insurance shall provide coverage against any claim for personal liability or property damage caused by Purchaser or its agents, employees or contractors in connection with such inspections and/or tests.

        3.2 RIGHT OF TERMINATION. Seller agrees that in the event Purchaser determines (such determination to be made in Purchaser's sole discretion) that the Property is not suitable for its purposes, Purchaser shall have the right to terminate this Agreement by giving written notice thereof to Seller prior to the expiration of the Inspection Period. If Purchaser gives such notice of termination within the Inspection Period, this Agreement shall terminate and the Earnest Money shall be returned to Purchaser. Time is of the essence with respect to the provisions of this Section 3.2. If Purchaser fails to give Seller a notice of termination prior to the expiration of the Inspection Period, Purchaser shall no longer have any right to terminate this Agreement under this
Section 3.2 and (subject to the provisions of Section 2.5 hereof) shall be bound to proceed to Closing and consummate the transaction contemplated hereby pursuant to the terms of this Agreement.

                                   ARTICLE IV

                                     CLOSING

        4.1 TIME AND PLACE. The parties shall conduct an escrow closing (the "CLOSING") on the date which is fifteen (15) days after the expiration of the Inspection Period or such later date as the same may be extended to pursuant to
Section 2.3 or 2.5 hereof (the "CLOSING DATE"). In the event the Closing does not occur on or before the Closing Date, the Title Company shall, unless it is notified by both Seller and Purchaser to the contrary within three (3) days after the Closing Date, return to the depositor thereof items other than the Earnest Money which were deposited thereunder; any such return shall not, however, relieve either party of any liability it may have for its wrongful failure to close. At Closing, Seller and Purchaser shall perform the

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obligations set forth in, respectively, Section 4.2 hereof and Section 4.3 hereof, the performance of which obligations shall be concurrent conditions.

        4.2 SELLER'S OBLIGATIONS AT CLOSING. Not later than one business day prior to Closing, Seller shall deliver to the Title Company:

                (a) a duly executed grant deed in the form of EXHIBIT E attached hereto, conveying the Land and Improvements, subject only to the Permitted Exceptions; the warranty of title in the Deed will be only as to claims made by, through or under Seller and not otherwise;

                (b) four (4) a duly executed counterparts of a bill of sale in the form of EXHIBIT F attached hereto;

                (c) four (4) duly executed counterparts of an assignment and assumption agreement as to the Leases in the form of EXHIBIT G attached hereto;

                (d) four (4) duly executed counterparts of an assignment and assumption agreement as to the Operating Agreements and other Intangibles in the form of EXHIBIT H attached hereto;

                (e) the Tenant Estoppels (as defined in Section 5.4(b) hereof), to the extent received by Seller from the tenants under the Leases;

                (f) four (4) duly executed originals of a notice in the form of EXHIBIT I attached hereto which Purchaser shall send to each of the tenants under the Leases informing such tenants of the sale of the Property and of the assignment to Purchaser of Seller's interest in, and obligations under, the Leases (including, if applicable, any security deposits) and directing that all rent and other sums payable under the Leases after the Closing shall be paid as set forth in the notice;

                (g) four (4) originals of a certificate, dated as of the date of Closing and executed on behalf of Seller by a duly authorized officer thereof, stating that the representations and warranties of Seller contained in this Agreement are true and correct in all material respects as of the date of Closing (with appropriate modifications of those representations and warranties made in Section 5.1 hereof to reflect any changes therein including without limitation any changes resulting from actions under Section 5.4 hereof) or identifying any representation or warranty which is not, or no longer is, true and correct and explaining the state of facts giving rise to the change. In no event shall Seller be liable to Purchaser for, or be deemed to be in default hereunder by reason of, any breach of representation or warranty which results from any change that (i) occurs between the Effective Date and the date of Closing and (ii) is expressly permitted under the terms of this Agreement or is beyond the reasonable control of Seller to prevent; provided, however, that the occurrence of a change which is not permitted hereunder or is beyond the reasonable control of Seller to prevent shall, if materially adverse to Purchaser, constitute the non-fulfillment of the condition set forth in Section 4.7(b) hereof; if, despite changes or other matters described in such certificate, the Closing occurs, Seller's

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representations and warranties set forth in this Agreement shall be deemed to have been modified by all statements made in such certificate;

                (h) such evidence as Purchaser's counsel and/or the Title Company may reasonably require as to the authority of the person or persons executing documents on behalf of Seller;

                (i) four (4) duly executed counterparts of an affidavit by Seller stating that Seller is not a "foreign person" as defined in the Federal Foreign Investment in Real Property Tax Act of 1980 and the 1984 Tax Reform Act in the form of EXHIBIT J attached hereto, and four (4) duly executed originals of a California Form 593-C;

                (j) the Leases, Operating Agreements and licenses and permits, if any, in the possession of Seller or Seller's agents, together with such leasing and property files and records which are material in connection with the continued operation, leasing and maintenance of the Property; and

                (k) such additional documents as shall be reasonably required to consummate the transaction expressly contemplated by this Agreement.

At the Closing, Seller shall deliver to Purchaser possession and occupancy of the Property, subject to the Permitted Exceptions. Purchaser shall cooperate with Seller for a period of two (2) years after the Closing in case of Seller's need in response to any legal requirements, tax audits, tax return preparation or litigation threatened or brought against Seller, by allowing Seller and its agents or representatives access, upon reasonable advance notice (which notice shall identify the nature of the information sought by Seller), at all reasonable times to examine and make copies of any and all instruments, files and records, which right shall survive the Closing.

        4.3 PURCHASER'S OBLIGATIONS AT CLOSING. Not later than one business day prior to Closing, Purchaser shall deliver to Title Company:

                (a) the full amount of the Purchase Price, as increased or decreased by prorations and adjustments as herein provided, in immediately available wire transferred funds pursuant to Section 1.5 hereof, it being agreed that at Closing the Earnest Money shall be delivered to Seller and applied towards payment of the Purchase Price;

                (b) four (4) duly executed counterparts of the instruments described in Sections 4.2(b), 4.2(c), 4.2(d) and 4.2(f) hereof;

                (c) such evidence as Seller's counsel and/or the Title Company may reasonably require as to the authority of the person or persons executing documents on behalf of Purchaser; and

                (d) such additional documents as shall be reasonably required to consummate the transaction contemplated by this Agreement.

        4.4 TITLE COMPANY'S OBLIGATIONS AT CLOSING. At Closing, Title Company shall:

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                (a)     at such time as Title Company holds and is irrevocably
obligated to deliver the Purchase Price to Seller, record the Deed in the Official Records of Los Angeles County, California.

                (b) deliver to Seller the Purchase Price by wire transfer of immediately available federal funds to a bank account designated by Seller in writing to Title Company prior to the Closing;

                (c) deliver to Seller and Purchaser two (2) fully executed counterparts of the instruments described in Sections 4.2(b), 4.2(c), 4.2(d), 4.2(f), 4.2(g) and 4.2(i) hereof; and

                (d) deliver to Seller and Purchaser settlement statements prepared by Title Company and approved by Seller and Purchaser not less than two
(2) business days prior to the Closing (it being agreed that the Title Company shall circulate to the parties an initial draft of the settlement statements no later than five (5) business days prior to the Closing).

        4.5     CREDITS AND PRORATIONS.

                (a) The following shall be apportioned with respect to the Property as of 12:01 a.m., on the day of Closing, as if Purchaser were vested with title to the Property during the entire day upon which Closing occurs:

                        (i) rents, if any, as and when collected (the term "rents" as used in this Agreement includes all payments due and payable by tenants under the Leases);

                        (ii) taxes (including personal property taxes on the Personal Property) and assessments levied against the Property;

                        (iii)   payments under the Operating Agreements;

                        (iv) gas, electricity and other utility charges for which Seller is liable, if any, such charges to be apportioned at Closing on the basis of the most recent meter reading occurring prior to Closing; and

                        (v) any other operating expenses or other items pertaining to the Property which are customarily prorated between a purchaser and a seller in the area in which the Property is located.

                (b) Notwithstanding anything contained in the foregoing provisions:

                        (i) At Closing, (A) Seller shall, at Seller's option, either deliver to Purchaser any security deposits actually held by Seller pursuant to the Leases or credit to the account of Purchaser the amount of such security deposits (to the extent such security deposits are not applied against delinquent rents or otherwise as provided in the Leases), and
                (B) Purchaser shall credit to the account of Seller all refundable cash or other deposits posted with utility companies serving the

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                Property, or, at Seller's option, Seller shall be entitled to receive and retain such refundable cash and deposits.

                        (ii) Any taxes paid at or prior to Closing shall be prorated based upon the amounts actually paid. If taxes and assessments for the current year have not been paid before Closing, Seller shall be charged at Closing an amount equal to that portion of such taxes and assessments which relates to the period before Closing and Purchaser shall pay the taxes and assessments prior to their becoming delinquent. Any such apportionment made with respect to a tax year for which the tax rate or assessed valuation, or both, have not yet been fixed shall be based upon the tax rate and/or assessed valuation last fixed. To the extent that the actual taxes and assessments for the current year differ from the amount apportioned at Closing, the parties shall make all necessary adjustments by appropriate payments between themselves following Closing.

                        (iii) Charges referred to in Section 4.5(a) hereof which are payable by any tenant to a third party shall not be apportioned hereunder, and Purchaser shall accept title subject to any of such charges unpaid and Purchaser shall look solely to the tenant responsible therefor for the payment of the same. If Seller shall have paid any of such charges on behalf of any tenant, and shall not have been reimbursed therefor by the time of Closing, Purchaser shall credit to Seller an amount equal to all such charges so paid by Seller.

                        (iv) Seller shall receive the entire advantage of any discounts for the prepayment by it of any taxes, water rates or sewer rents.

                        (v) As to gas, electricity and other utility charges referred to in Section 4.5(a)(iv) hereof, Seller may on notice to Purchaser elect to pay one or more of all of said items accrued to the date herein above fixed for apportionment directly to the person or entity entitled thereto, and to the extent Seller so elects, such item shall not be apportioned hereunder, and Seller's obligation to pay such item directly in such case shall survive the Closing.

                        (vi) Purchaser shall pay to Seller the amount of any and all sales or similar taxes payable in connection with the Personal Property and Purchaser shall execute and deliver any tax returns required of it in connection therewith, said obligations of Purchaser to survive Closing.

                        (vii) Purchaser shall be responsible for the payment of (A) all Tenant Inducement Costs (as hereinafter defined) and leasing commissions which become due and payable (whether before or after Closing) as a result of any renewals or modifications of the Leases, or any new Leases, approved or deemed approved in accordance with Section 5.4 hereof, between the Effective Date and the date of Closing, and (B) all Tenant Inducement Costs and leasing commissions which become due and payable from and after the date of Closing. If, as of the date of Closing, Seller shall have paid any Tenant Inducement Costs or leasing commissions for which Purchaser is responsible pursuant to the foregoing provisions, Purchaser shall reimburse Seller therefor at Closing. For purposes hereof, the term "TENANT INDUCEMENT COSTS" shall mean any out-of-pocket payments required under any Leases to be paid by the landlord thereunder to or for the benefit of the tenant thereunder which is in the nature of a tenant inducement, including specifically, without limitation, tenant improvement costs, lease buyout costs, and moving, design, refurbishment and club membership allowances. The term "TENANT INDUCEMENT COSTS" shall not include loss of income resulting from any free rental period, it being agreed that Seller shall bear the loss resulting from any free rental period until the date of Closing and that Purchaser shall bear such loss from and after the date of Closing.

                        (viii) Unpaid and delinquent rent collected by Seller and Purchaser after the date of Closing shall be delivered as follows: (a) if Seller collects any unpaid or delinquent rent for the Property, Seller shall, within fifteen (15) days after the receipt thereof, deliver to Purchaser any such rent which Purchaser is entitled to hereunder relating to the date of Closing and any period thereafter, and (b) if Purchaser collects any unpaid or delinquent rent from the Property, Purchaser shall, within fifteen (15) days after the receipt thereof, deliver to Seller any such rent which Seller is entitled to hereunder relating to the period prior to the date of Closing. Seller and Purchaser agree that (i) all rent received by Seller or Purchaser within the first ninety (90) day period after the date of Closing shall be applied first to delinquent rentals, if any, in the order of their maturity, and then to current rentals, and (ii) all rent received by Seller or Purchaser after the first ninety (90) day period after the date of Closing shall be applied first to current rentals and then to delinquent rentals, if any, in inverse order of maturity. Purchaser will make a good faith effort after Closing to collect all rents in the usual course of Purchaser's operation of the Property, but Purchaser will not be obligated to institute any lawsuit or other collection procedures to collect delinquent rents. In the event that there shall be any rents or other charges under the Leases which, although relating to a period prior to Closing, do not become due and payable until after Closing or are paid prior to Closing but are subject to adjustment after Closing (such as year end common area expense reimbursements and the like), then any rents or charges of such type received by Purchaser or its agents or Seller or its agents subsequent to Closing shall, to the extent applicable to a period extending through the Closing, be prorated between Seller and Purchaser as of Closing and Seller's portion thereof shall be remitted promptly to Seller by Purchaser.

                (c) In the event that a post closing true-up is necessary, Purchaser shall work diligently with Seller to finalize the prorations as soon as possible, but in no event later than forty-five (45) days after the close of the calendar year. Purchaser shall be responsible for billing and collecting, if necessary, any amounts owed by tenants as a result of the true-up. Purchaser agrees to refund Seller's portion of Landlord's CAM reimbursement within thirty
(30) days of receipt of funds. If any tenant is owed a refund, Seller agrees to refund to Purchaser its proportionate share within forty-five (45) days after receiving notification from Purchaser of such amounts owed; Seller shall have the right to review the true-up and withhold any refund until the completion of said review.

                (d)     The provisions of this Section 4.5 shall survive
Closing.

        4.6 CLOSING COSTS. Seller shall pay (a) the fees of any counsel representing it in connection with this transaction; (b) the CLTA portion of the premium for the Owner's Policy of Title Insurance to be issued to Purchaser by the Title Company at Closing; (c) any transfer tax, documentary stamp tax or similar tax which becomes payable by reason of the transfer of the Property; and
(d) one-half (1/2) of any escrow fee which may be charged by Title Company. Purchaser shall pay (u) the fees of any counsel representing Purchaser in connection with this transaction; (v) the premium for the ALTA portion of the Owner's Policy of Title Insurance to be issued to Purchaser by the Title Company at Closing and the costs of any endorsements thereto; (w) for the cost of the any update or recertification of the Survey; (x) the fees for recording the deed conveying the Property to Purchaser; and (y) one-half (1/2) of any escrow fees charged by Title Company. All other costs and expenses incident to this transaction and the closing thereof shall be paid by the party incurring same.

        4.7 CONDITIONS PRECEDENT TO OBLIGATION OF PURCHASER. The obligation of Purchaser to consummate the transaction hereunder shall be subject to the fulfillment on or before the date of Closing of all of the following conditions, any or all of which may be waived by Purchaser in its sole discretion:

                (a) Seller shall have delivered to Purchaser all of the items required to be delivered to Purchaser pursuant to the terms of this Agreement, including but not limited to, those provided for in Section 4.2 hereof.

                (b) All of the representations and warranties of Seller contained in this Agreement shall be true and correct in all material respects as of the date of Closing (with appropriate modifications permitted under this Agreement or not adverse to Purchaser).

                (c) Seller shall have performed and observed, in all material respects, all covenants and agreements of this Agreement to be performed and observed by Seller as of the date of Closing.

        4.8 CONDITIONS PRECEDENT TO OBLIGATION OF SELLER. The obligation of Seller to consummate the transaction hereunder shall be subject to the fulfillment on or before the date of Closing of all of the following conditions, any or all of which may be waived by Seller in its sole discretion:

                (a) Seller shall have received the Purchase Price as adjusted pursuant to and payable in the manner provided for in this Agreement.

                (b) Purchaser shall have delivered to Seller all of the items required to be delivered to Seller pursuant to the terms of this Agreement, including but not limited to, those provided for in Section 4.3 hereof.

                (c) All of the representations and warranties of Purchaser contained in this Agreement shall be true and correct in all material respects as of the date of Closing.

                (d) Purchaser shall have performed and observed, in all material respects, all covenants and agreements of this Agreement to be performed and observed by Purchaser as of the date of Closing.

                                   ARTICLE V

                    REPRESENTATIONS, WARRANTIES AND COVENANTS

        5.1 REPRESENTATIONS AND WARRANTIES OF SELLER. Seller hereby makes the following representations and warranties to Purchaser as of the Effective
Date:

                (a) ORGANIZATION AND AUTHORITY. Seller has been duly organized and is validly existing under the laws of Delaware. Seller has the full right, power and authority to enter into this Agreement and, to transfer all of the Property to be conveyed by Seller pursuant hereto and to consummate or cause to be consummated the transactions contemplated herein to be made by Seller. The person signing this Agreement on behalf of Seller is authorized to do so.

                (b) PENDING ACTIONS. To Seller's knowledge, there is no action, suit, arbitration, unsatisfied order or judgment, governmental investigation or proceeding pending against the Property or the transaction contemplated by this Agreement, which, if adversely determined, could individually or in the aggregate have a material adverse effect on title to the Property or any portion thereof or which could in any material way interfere with the consummation by Seller of the transaction contemplated by this Agreement.

                (c) LEASES. Seller is the lessor or landlord or the successor lessor or landlord under the Leases. Except as set forth in the Lease Schedule, to Seller's knowledge, there are no other leases or occupancy agreements to which Seller is a party affecting the Property. Seller does not represent or warrant that any of the Leases will be in force or effect at Closing or that the tenants under the Leases will have performed its or their obligations thereunder. The termination of any of the Leases prior to Closing by reason of the tenant's default shall not affect the obligations of Purchaser under this Agreement in any manner or entitle Purchaser to an abatement of or credit against the Purchase Price or give rise to any other claim on the part of Purchaser.

                (d) CONDEMNATION. To Seller's knowledge, no condemnation proceedings relating to the Property are pending or threatened.

                (e) LEASING COMMISSIONS. To Seller's actual knowledge, all leasing commissions which are attributable solely to the execution of Leases existing as of the Effective Date (but not as to future renewals, expansions and the like) or the move-in of tenants occupying the Property as of the Effective Date have been paid in full.

                (f) MANAGEMENT AGREEMENTS. Any and all property management contracts and leasing agreements with respect to the Property shall be terminated by Seller as of the

Closing, with Seller having fully paid and discharged any and all obligations accruing thereunder (other than with respect as to leasing commissions, as to future renewals, expansions and the like).

        5.2 KNOWLEDGE DEFINED. References to the "knowledge" of Seller shall refer only to the actual knowledge of the Designated Employee (as hereinafter defined) of LBA Realty, and shall not be construed, by imputation or otherwise, to refer to the knowledge of Seller, or any affiliate of Seller, to any property manager, or to any other officer, agent, manager, representative or employee of Seller or any affiliate thereof or to impose upon such Designated Employee any duty to investigate the matter to which such actual knowledge, or the absence thereof, pertains. As used herein, the term "Designated Employee" shall refer to the following person: Thomas Motherway.

        5.3 SURVIVAL OF SELLER'S REPRESENTATIONS AND WARRANTIES. The representations and warranties of Seller set forth in Section 5.1 hereof as updated by the certificate of Seller to be delivered to Purchaser at Closing in accordance with Section 4.2(g) hereof, shall survive Closing for a period of sixty (60) days. No claim for a breach of any representation or warranty of Seller shall be actionable or payable (a) if the breach in question results from or is based on a condition, state of facts or other matter which was known to Purchaser prior to Closing, (b) unless the valid claims for all such breaches collectively aggregate more than One Hundred Thousand and No/100 Dollars ($100,000), in which event the full amount of such claims shall be actionable, and (c) unless written notice containing a description of the specific nature of such breach shall have been given by Purchaser to Seller prior to the expiration of said sixty (60) day period and an action shall have been commenced by Purchaser against Seller within ten (10) days after the termination of the survival period provided for above in this Section 5.3. Purchaser agrees to first seek recovery under any insurance policies, service contracts and Leases prior to seeking recovery from Seller, and Seller shall not be liable to Purchaser if Purchaser's claim is satisfied from such insurance policies, service contracts or the Leases. As used herein, the term "Cap" shall mean the total aggregate amount of Two Hundred Fifty Thousand Dollars ($250,000). In no event shall Seller's aggregate liability to Purchaser for breach of any representation or warranty of Seller in this Agreement or the certificate to be delivered by Seller at Closing pursuant to Section 4.2(g) hereof exceed the amount of the Cap.

        5.4 COVENANTS OF SELLER. Seller hereby covenants with Purchaser as follows:

                (a) From the Effective Date hereof until the Closing or earlier termination of this Agreement, Seller shall use reasonable efforts to operate and maintain the Property in a manner generally consistent with the manner in which Seller has operated and maintained the Property prior to the date hereof.

                (b) Seller shall use reasonable efforts (but without obligation to incur any cost or expense) to obtain and deliver to Purchaser prior to Closing, written estoppel certificates, in the form required by any Lease or, if no such form is required, in the form of EXHIBIT K attached hereto and made a part hereof, and such subordination, non-disturbance and attornment agreements as may be required by the lender of Purchaser, signed by each of the tenants under the Leases. A signed estoppel certificate is referred to herein as a "Tenant Estoppel".

Notwithstanding anything contained herein to the contrary, it shall be a condition precedent to the obligation of Purchaser to consummate the transaction that is the subject of this Agreement that Seller deliver to Purchaser, at least five (5) days prior to Closing, Tenant Estoppels from Northrop Grumman Space & Mission Systems Corp. and Unisys Corp., dated within thirty (30) days prior to the date of Closing, it being agreed that (i) Seller shall deliver each Tenant Estoppel (whether or not in compliance herewith) to Purchaser promptly following Seller's receipt thereof; and (ii) if Seller does not timely obtain the required Tenant Estoppels, then Seller or Purchaser may elect to adjourn the Closing Date up to ten (10) days in order to allow more time to obtain the required Tenant Estoppels. In the event that Seller is unable to obtain the required Tenant Estoppels prior to the Closing Date (as same may be extended), Seller or Purchaser may terminate this Agreement by written notice to the other and Purchaser shall receive the return of the Earnest Money.

                (c) A copy of any renewal or modification of any Leases or any new Lease which Seller wishes to execute between the Effective Date and the date of Closing will be submitted to Purchaser prior to execution by Seller. Purchaser agrees to notify Seller in writing within five (5) business days after its receipt thereof of either its approval or disapproval, including all Tenant Inducement Costs and leasing commissions to be incurred in connection therewith. In the event Purchaser informs Seller that Purchaser does not approve the renewal or modification of any existing Lease or any new Lease, which approval shall not be unreasonably withheld, Seller shall have the option to cancel this Agreement by written notice thereof to Purchaser within five (5) business days after Seller's receipt of written notice of Purchaser's disapproval thereof, and upon refund and payment of the Earnest Money to Purchaser, neither party shall have any further liability or obligation hereunder. In the event Purchaser fails to notify Seller in writing of its approval or disapproval within the five (5) business day time period for such purpose set forth above, such failure shall be deemed the approval by Purchaser. At Closing, Purchaser shall reimburse Seller for any Tenant Inducement Costs, leasing commissions or other expenses, including legal fees, incurred by Seller pursuant to a renewal or a modification or a new Lease approved (or deemed approved) by Purchaser.

                (d) So long as this Agreement remains in effect, Purchaser will be allowed access to the Property and the books and records related to the Property under the terms and conditions set forth in Section 3.1.m

        5.5 REPRESENTATIONS AND WARRANTIES OF PURCHASER. Purchaser hereby represents and warrants to Seller:

                (a) ORGANIZATION AND AUTHORITY. Purchaser has been duly organized and is validly existing under the laws of the State of Delaware. Purchaser has the full right, power and authority to purchase the Property as provided in this Agreement and to carry out Purchaser's obligations hereunder, and all requisite action necessary to authorize Purchaser to enter into this Agreement and to carry out its obligations hereunder have been, or by the Closing will have been, taken. The person signing this Agreement on behalf of Purchaser is authorized to do so.

                (b) PENDING ACTIONS. There is no action, suit, arbitration, unsatisfied order or judgment, government investigation or proceeding pending against Purchaser which, if adversely determined, could individually or in the aggregate materially interfere with the consummation of the transaction contemplated by this Agreement.

        5.6 SURVIVAL OF PURCHASER'S REPRESENTATIONS AND WARRANTIES. The representation and warranties of Purchaser set forth in Section 5.5(a) hereof shall survive Closing and shall be a continuing representation and warranty without limitation. All other representations and warranties of Purchaser shall survive Closing for a period of sixty (60) days.

        5.7 COVENANTS OF PURCHASER. Purchaser hereby covenants with Seller that Purchaser shall, in connection with its investigation of the Property during the Inspection Period, inspect the Property for the presence of hazardous substances, and shall furnish to Seller copies of any reports received by Purchaser in connection with any such inspection. Purchaser hereby assumes full responsibility for such inspections and irrevocably waives any claim against Seller arising from the presence of hazardous substances on the Property. Purchaser shall also furnish to Seller copies of any other reports received by Purchaser relating to any other inspections of the Property conducted on Purchaser's behalf, if any (including, specifically, without limitation, any reports analyzing compliance of the Property with the provisions of the Americans with Disabilities Act, 42 U.S.C. ss.12101, ET SEQ., if applicable).

        5.8 ERISA. Seller and Purchaser hereby agree that if the transactions contemplated hereby are or may be prohibited transactions under
Section 406 of the Employee Retirement Income Security Act of 1974, as amended and supplemented ("ERISA"), Seller shall not be obligated to sell, and Purchaser shall not be obligated to purchase, the Property pursuant to this Agreement. Within three (3) business days after the Effective Date, the parties shall exchange such information as is necessary in order for each party to determine whether the transaction contemplated hereby may be prohibited under ERISA and related rules. If either party determines, in its reasonable discretion, that the transaction contemplated hereby may be prohibited under ERISA and related rules, then either party may terminate this Agreement by written notice thereof to the other party no later five (5) business days after the Effective Date, and upon such termination the Earnest Money shall be returned to Purchaser and neither party shall thereafter have any further liability or obligations hereunder, except for those obligations stated herein to survive such termination.

                                   ARTICLE VI

                                     DEFAULT

        6.1 DEFAULT BY PURCHASER. IF THE SALE OF THE PROPERTY IS NOT CONSUMMATED DUE TO ANY DEFAULT BY PURCHASER HEREUNDER, THEN SELLER SHALL RETAIN THE EARNEST MONEY AS LIQUIDATED DAMAGES. THE PARTIES HAVE AGREED THAT SELLER'S ACTUAL DAMAGES, IN THE EVENT OF A FAILURE TO CONSUMMATE THIS SALE DUE TO PURCHASER'S DEFAULT HEREUNDER, WOULD BE EXTREMELY DIFFICULT OR IMPRACTICABLE TO DETERMINE. AFTER NEGOTIATION, THE PARTIES HAVE AGREED THAT, CONSIDERING ALL THE CIRCUMSTANCES EXISTING ON THE DATE OF THIS AGREEMENT, THE AMOUNT OF THE EARNEST MONEY IS A REASONABLE

ESTIMATE OF THE DAMAGES THAT SELLER WOULD INCUR IN SUCH EVENT. BY PLACING THEIR INITIALS BELOW, EACH PARTY SPECIFICALLY CONFIRMS THE ACCURACY OF THE STATEMENTS MADE ABOVE AND THE FACT THAT EACH PARTY WAS REPRESENTED BY COUNSEL WHO EXPLAINED, AT THE TIME THIS AGREEMENT WAS MADE, THE CONSEQUENCES OF THIS LIQUIDATED DAMAGES PROVISION. THE FOREGOING IS NOT INTENDED TO LIMIT PURCHASER'S INDEMNITY OBLIGATIONS UNDER OTHER SECTIONS HEREOF.

        SELLER:________________  PURCHASER:___________________

        6.2 DEFAULT BY SELLER. In the event that Seller fails to consummate this Agreement for any reason other than Purchaser's default hereunder or the permitted termination of this Agreement by Seller or Purchaser as herein expressly provided, Purchaser shall be entitled, as its sole remedy, either (a) to receive the return of the Earnest Money, which return shall operate to terminate this Agreement and release Seller from any and all liability hereunder, or (b) to enforce specific performance of Seller's obligation to execute the documents required to convey the Property to Purchaser, it being understood and agreed that the remedy of specific performance shall not be available to enforce any other obligation of Seller hereunder. Purchaser expressly waives its rights to seek damages in the event of Seller's default hereunder. Purchaser shall be deemed to have elected to terminate this Agreement and receive back the Earnest Money if Purchaser fails to file suit for specific performance against Seller in a court having jurisdiction in the county and state in which the Property is located, on or before thirty (30) days following the date upon which Closing was to have occurred.

                                  ARTICLE VII

                                  RISK OF LOSS

        7.1 MINOR DAMAGE. In the event of loss or damage to the Property or any portion thereof which is not "major" (as hereinafter defined), this Agreement shall remain in full force and effect provided Seller performs any necessary repairs or, at Seller's option, assigns to Purchaser all of Seller's right, title and interest to any claims and proceeds Seller may have with respect to any casualty insurance policies or condemnation awards relating to the premises in question. In the event that Seller elects to perform repairs upon the Property, Seller shall use reasonable efforts to complete such repairs promptly and the date of Closing shall be extended a reasonable time in order to allow for the completion of such repairs. If Seller elects to assign a casualty claim to Purchaser, the Purchase Price shall be reduced by an amount equal to the deductible amount under Seller's insurance policy. Upon Closing, full risk of loss with respect to the Property shall pass to Purchaser.

        7.2 MAJOR DAMAGE. In the event of a "major" loss or damage, either Seller or Purchaser may terminate this Agreement by written notice to the other party, in which event the Earnest Money shall be returned to Purchaser. If neither Seller nor Purchaser elects to terminate this Agreement within ten (10) days after Seller sends Purchaser written notice of the occurrence of major loss or damage, then Seller and Purchaser shall be deemed to have elected to proceed with Closing, in which event Seller shall, at Seller's option, either (a) perform any necessary repairs, or (b) assign to Purchaser all of Seller's right, title and interest to any claims and proceeds Seller may have with respect to any casualty insurance policies or condemnation awards relating to the premises in question. In the event that Seller elects to perform repairs upon the Property, Seller shall use reasonable efforts to complete such repairs promptly and the date of Closing shall be extended a reasonable time in order to allow for the completion of such repairs. If Seller elects to assign a casualty claim to Purchaser, the Purchase Price shall be reduced by an amount equal to the deductible amount under Seller's insurance policy. Upon Closing, full risk of loss with respect to the Property shall pass to Purchaser.

        7.3     DEFINITION OF "MAJOR" LOSS OR DAMAGE. For purposes of Sections
7.1 and 7.2 hereof, "major" loss or damage refers to the following: (i) loss or damage to the Property or any portion thereof such that the cost of repairing or restoring the premises in question to a condition substantially identical to that of the premises in question prior to the event of damage would be, in the opinion of an architect selected by Seller and reasonably approved by Purchaser, equal to or greater than Five Hundred Thousand and No/100 Dollars ($500,000), and (ii) any loss due to a condemnation which permanently and materially impairs the current use of the Property. If Purchaser does not give notice to Seller of Purchaser's reasons for disapproving an architect within five (5) business days after receipt of notice of the proposed architect, Purchaser shall be deemed to have approved the architect selected by Seller.

                                  ARTICLE VIII

                                   COMMISSIONS

        8.1 BROKERAGE COMMISSIONS. In the event the transaction contemplated by this Agreement is consummated, but not otherwise, Seller agrees to pay to Trammell Crow Company and Jones, Lang, LaSalle, Inc. (collectively, the "BROKER") at Closing a brokerage commission pursuant to a separate written agreement between Seller and Broker. Each party agrees that should any claim be made for brokerage commissions or finder's fees by any broker or finder other than the Broker by, through or on account of any acts of said party or its representatives, said party will indemnify and hold the other party free and harmless from and against any and all loss, liability, cost, damage and expense in connection therewith. The provisions of this Section 8.1 shall survive Closing or earlier termination of this Agreement.

                                   ARTICLE IX

                             DISCLAIMERS AND WAIVERS

        9.1 NO RELIANCE ON DOCUMENTS. Except as expressly stated herein, Seller makes no representation or warranty as to the truth, accuracy or completeness of any materials, data or information delivered by Seller to Purchaser in connection with the transaction contemplated hereby. Purchaser acknowledges and agrees that all materials, data and information delivered by Seller to Purchaser in connection with the transaction contemplated hereby are provided to Purchaser as a convenience only and that any reliance on or use of such materials, data or information by Purchaser shall be at the sole risk of Purchaser, except as otherwise expressly stated herein. Without limiting the generality of the foregoing provisions, Purchaser acknowledges and agrees that (a) any environmental or other report with respect to the Property which is delivered by Seller to Purchaser shall be for general informational purposes only, (b) Purchaser shall not have any right to rely on any such report delivered by Seller to Purchaser, but rather will rely on its own inspections and investigations of the Property and any reports commissioned by Purchaser with respect thereto, and (c) neither Seller, any affiliate of Seller nor the person or entity which prepared any such report delivered by Seller to Purchaser shall have any liability to Purchaser for any inaccuracy in or omission from any such report or in verbal communication.

        9.2 DISCLAIMERS. EXCEPT AS EXPRESSLY SET FORTH IN THIS AGREEMENT, IT IS UNDERSTOOD AND AGREED THAT SELLER IS NOT MAKING AND HAS NOT AT ANY TIME MADE ANY WARRANTIES OR REPRESENTATIONS OF ANY KIND OR CHARACTER, EXPRESSED OR IMPLIED, WITH RESPECT TO THE PROPERTY, INCLUDING, BUT NOT LIMITED TO, ANY WARRANTIES OR REPRESENTATIONS AS TO HABITABILITY, MERCHANTABILITY, FITNESS FOR A PARTICULAR PURPOSE, TITLE (OTHER THAN SELLER'S LIMITED WARRANTY OF TITLE TO BE SET FORTH IN THE DEED), ZONING, TAX CONSEQUENCES, LATENT OR PATENT PHYSICAL OR ENVIRONMENTAL CONDITION, UTILITIES, OPERATING HISTORY OR PROJECTIONS, VALUATION, GOVERNMENTAL APPROVALS, THE COMPLIANCE OF THE PROPERTY WITH GOVERNMENTAL LAWS, THE TRUTH, ACCURACY OR COMPLETENESS OF THE PROPERTY DOCUMENTS OR ANY OTHER INFORMATION PROVIDED BY OR ON BEHALF OF SELLER TO PURCHASER, OR ANY OTHER MATTER OR THING REGARDING THE PROPERTY. PURCHASER ACKNOWLEDGES AND AGREES THAT UPON CLOSING SELLER SHALL SELL AND CONVEY TO PURCHASER AND PURCHASER SHALL ACCEPT THE PROPERTY "AS IS, WHERE IS, WITH ALL FAULTS", EXCEPT TO THE EXTENT EXPRESSLY PROVIDED OTHERWISE IN THIS AGREEMENT. PURCHASER HAS NOT RELIED AND WILL NOT RELY ON, AND SELLER IS NOT LIABLE FOR OR BOUND BY, ANY EXPRESSED OR IMPLIED WARRANTIES, GUARANTIES, STATEMENTS, REPRESENTATIONS OR INFORMATION PERTAINING TO THE PROPERTY OR RELATING THERETO (INCLUDING SPECIFICALLY, WITHOUT LIMITATION, PROPERTY INFORMATION PACKAGES DISTRIBUTED WITH RESPECT TO THE PROPERTY) MADE OR FURNISHED BY SELLER, THE MANAGER OF THE PROPERTY, OR ANY REAL ESTATE BROKER OR AGENT REPRESENTING OR PURPORTING TO REPRESENT SELLER, TO WHOMEVER MADE OR GIVEN, DIRECTLY OR INDIRECTLY, ORALLY OR IN WRITING, UNLESS SPECIFICALLY SET FORTH IN THIS AGREEMENT. PURCHASER REPRESENTS TO SELLER THAT PURCHASER HAS CONDUCTED, OR WILL CONDUCT PRIOR TO CLOSING, SUCH INVESTIGATIONS OF THE PROPERTY, INCLUDING BUT NOT LIMITED TO, THE PHYSICAL AND ENVIRONMENTAL CONDITIONS THEREOF, AS PURCHASER DEEMS NECESSARY TO SATISFY ITSELF AS TO THE CONDITION OF THE PROPERTY AND THE EXISTENCE OR NONEXISTENCE OR CURATIVE ACTION TO BE TAKEN WITH RESPECT TO ANY HAZARDOUS OR TOXIC SUBSTANCES ON OR DISCHARGED FROM THE PROPERTY, AND WILL RELY SOLELY UPON SAME AND NOT UPON ANY INFORMATION PROVIDED BY OR ON BEHALF OF SELLER OR ITS AGENTS OR EMPLOYEES WITH RESPECT THERETO, OTHER THAN SUCH REPRESENTATIONS, WARRANTIES AND

COVENANTS OF SELLER AS ARE EXPRESSLY SET FORTH IN THIS AGREEMENT. UPON CLOSING, PURCHASER SHALL ASSUME THE RISK THAT ADVERSE MATTERS, INCLUDING BUT NOT LIMITED TO, CONSTRUCTION DEFECTS AND ADVERSE PHYSICAL AND ENVIRONMENTAL CONDITIONS, MAY NOT HAVE BEEN REVEALED BY PURCHASER'S INVESTIGATIONS, AND PURCHASER, UPON CLOSING, SHALL BE DEEMED TO HAVE WAIVED, RELINQUISHED AND RELEASED SELLER (AND SELLER'S OFFICERS, DIRECTORS, SHAREHOLDERS, EMPLOYEES AND AGENTS) FROM AND AGAINST ANY AND ALL CLAIMS, DEMANDS, CAUSES OF ACTION (INCLUDING CAUSES OF ACTION IN TORT), LOSSES, DAMAGES, LIABILITIES, COSTS AND EXPENSES (INCLUDING ATTORNEYS' FEES AND COURT COSTS) OF ANY AND EVERY KIND OR CHARACTER, KNOWN OR UNKNOWN, WHICH PURCHASER MIGHT HAVE ASSERTED OR ALLEGED AGAINST SELLER (AND SELLER'S OFFICERS, DIRECTORS, SHAREHOLDERS, EMPLOYEES AND AGENTS) AT ANY TIME BY REASON OF OR ARISING OUT OF ANY LATENT OR PATENT CONSTRUCTION DEFECTS OR PHYSICAL CONDITIONS, VIOLATIONS OF ANY APPLICABLE LAWS (INCLUDING, WITHOUT LIMITATION, ANY ENVIRONMENTAL LAWS) AND ANY AND ALL OTHER ACTS, OMISSIONS, EVENTS, CIRCUMSTANCES OR MATTERS REGARDING THE PROPERTY. PURCHASER AGREES THAT SHOULD ANY CLEANUP, REMEDIATION OR REMOVAL OF HAZARDOUS SUBSTANCES OR OTHER ENVIRONMENTAL CONDITIONS ON THE PROPERTY BE REQUIRED AFTER THE DATE OF CLOSING, SUCH CLEAN-UP, REMOVAL OR REMEDIATION SHALL BE THE RESPONSIBILITY OF AND SHALL BE PERFORMED AT THE SOLE COST AND EXPENSE OF PURCHASER AND SELLER SHALL NOT BE LIABLE TO PURCHASER FOR SUCH CLEAN-UP, REMOVAL OR REMEDIATION. AS PART OF THE PROVISIONS OF THIS SECTION 9.2, BUT NOT AS A LIMITATION THEREON, PURCHASER HEREBY AGREES, REPRESENTS AND WARRANTS THAT THE MATTERS RELEASED HEREIN ARE NOT LIMITED TO MATTERS WHICH ARE KNOWN OR DISCLOSED, AND PURCHASER HEREBY WAIVES ANY AND ALL RIGHTS AND BENEFITS WHICH IT NOW HAS, OR IN THE FUTURE MAY HAVE CONFERRED UPON IT, BY VIRTUE OF THE PROVISIONS OF FEDERAL, STATE OR LOCAL LAW, RULES OR REGULATIONS, INCLUDING WITHOUT LIMITATION, SECTION 1542 OF THE CIVIL CODE OF THE STATE OF CALIFORNIA, WHICH PROVIDES AS FOLLOWS:

                A GENERAL RELEASE DOES NOT EXTEND TO CLAIMS WHICH THE CREDITOR DOES NOT KNOW OR SUSPECT TO EXIST IN HIS FAVOR AT THE TIME OF EXECUTING THE RELEASE, WHICH IF KNOWN BY HIM MUST HAVE MATERIALLY AFFECTED HIS SETTLEMENT WITH THE DEBTOR.

        9.3 EFFECT AND SURVIVAL OF DISCLAIMERS. Seller and Purchaser acknowledge that the compensation to be paid to Seller for the Property has been decreased to take into account that the Property is being sold subject to the provisions of this Article IX. Seller and Purchaser agree that the provisions of this Article IX shall survive Closing.

                                   ARTICLE X

                                  MISCELLANEOUS

        10.1 CONFIDENTIALITY. Purchaser and its representatives shall hold in strictest confidence all data and information obtained with respect to Seller or its business, whether obtained before or after the execution and delivery of this Agreement, and shall not disclose the same to others; provided, however, that (a) Purchaser may disclose such information to its consultants, attorneys, accountants, prospective investors and lenders, and others who need to know the information for the purpose of assisting Purchaser in connection with the transaction that is the subject of this Agreement; (b) the foregoing covenant of confidentiality shall not be applicable to any information published by Seller as public knowledge or otherwise available in the public domain; and (c) Purchaser shall be permitted to disclose such information as may be recommended by Purchaser's legal counsel in order to comply with all financial reporting, securities laws and other legal requirements applicable to Buyer, including any required disclosures to the Securities and Exchange Commission. In the event this Agreement is terminated or Purchaser fails to perform hereunder, Purchaser shall promptly return to Seller any statements, documents, schedules, exhibits or other written information obtained from Seller in connection with this Agreement or the transaction contemplated herein. It is understood and agreed that, with respect to any provision of this Agreement which refers to the termination of this Agreement and the return of the Earnest Money to Purchaser, such Earnest Money shall not be returned to Purchaser unless and until Purchaser has fulfilled its obligation to return to Seller the materials described in the preceding sentence. In the event of a breach or threatened breach by Purchaser or its agents or representatives of this Section 10.1, Seller shall be entitled to an injunction restraining Purchaser or its agents or representatives from disclosing, in whole or in part, such confidential information. Nothing herein shall be construed as prohibiting Seller from pursuing any other available remedy at law or in equity for such breach or threatened breach. The provisions of this Section 10.1 shall survive Closing.

        10.2 PUBLIC DISCLOSURE. Prior to Closing, any release to the public of information with respect to the sale contemplated herein or any matters set forth in this Agreement will be made only in the form approved by Purchaser and Seller and their respective counsel.

        10.3 DISCHARGE OF OBLIGATIONS. The acceptance of the Deed by Purchaser shall be deemed to be a full performance and discharge of every representation and warranty made by Seller herein and every agreement and obligation on the part of Seller to be performed pursuant to the provisions of this Agreement, except those which are herein specifically stated to survive Closing.

        10.4 ASSIGNMENT. Purchaser may not assign its rights under this Agreement (except to an Affiliate) without first obtaining Seller's written approval, which approval may be given or withheld in Seller's sole discretion. Purchaser may assign its rights under this Agreement to an Affiliate without the prior written consent of Seller. For purposes of this Section 10.4, the term "AFFILIATE" shall mean: (a) an entity that controls, is controlled by, or is under common control with Purchaser; (b) any partnership in which Purchaser or Purchaser's controlling member is the general partner; (c) any fund or entity sponsored by Purchaser; or (d) any entity that retains Purchaser or a company affiliated with Purchaser to manage the Property.

        10.5 NOTICES. Any notice pursuant to this Agreement shall be given in writing by (a) personal delivery, or (b) reputable overnight delivery service with proof of delivery, or (c) United States Mail, postage prepaid, registered or certified mail, return receipt requested, or (d) legible facsimile transmission sent to the intended addressee at the address set forth below, or to such other address or to the attention of such other person as the addressee shall have designated by written notice sent in accordance herewith, and shall be deemed to have been given either at the time of personal delivery, or, in the case of expedited delivery service or mail, as of the date of first attempted delivery at the address and in the manner provided herein, or, in the case of facsimile transmission, as of the date of the facsimile transmission provided that an original of such facsimile is also sent to the intended addressee by means described in clauses (a), (b) or (c) above. Unless changed in accordance with the preceding sentence, the addresses for notices given pursuant to this Agreement shall be as follows:

If to Seller:                   c/o LBA Realty
                                17901 Von Karman Avenue, Suite 950
                                Irvine, California  92614
                                Attention:  Mr. Steven R. Layton
                                Telecopy:  (949) 955-9325

with a copy to:                 DLA Piper Rudnick Gray Cary US LLP
                                550 South Hope Street, Suite 2300
                                Los Angeles, California  90071
                                Attention:  Richard C. Mendelson, Esq.
                                Telecopy:  (213) 330-7745

If to Purchaser:                Harvard Property Trust, LLC
                                15601 Dallas Parkway, Suite 600
                                Addison, Texas  75001
                                Attention:  Mr. Jon Dooley
                                Telephone No. (214) 655-1600
                                Telecopy No. (214) 655-1610

with a copy to:                 Powell & Coleman, L.L.P.
                                8080 N. Central Expressway, Suite 1380
                                Dallas, Texas  75206
                                Attention: Patrick M Arnold
                                Telephone No. (214) 890-7108
                                Telecopy No. (214) 373-8768

        10.6 BINDING EFFECT. This Agreement shall not be binding in any way upon Seller unless and until Seller shall execute and deliver the same to Purchaser

        10.7 MODIFICATIONS. This Agreement cannot be changed orally, and no executory agreement shall be effective to waive, change, modify or discharge it in whole or in part unless such executory agreement is in writing and is signed by the parties against whom enforcement of any waiver, change, modification or discharge is sought.

        10.8 TENANT NOTIFICATION LETTER. Purchaser shall deliver to each of the tenants under the Leases a signed statement acknowledging Purchaser's receipt and responsibility for each such tenant's security deposit (to the extent delivered by Seller to Purchaser at Closing), if any, all in compliance with and pursuant to the applicable provisions of applicable law. The provisions of this Section 10.8 shall survive Closing.

        10.9 CALCULATION OF TIME PERIODS. Unless otherwise specified, in computing any period of time described in this Agreement, the day of the act or event after which the designated period of time begins to run is not to be included and the last day of the period so computed is to be included, unless such last day is a Saturday, Sunday or legal holiday under the laws of the State in which the Property is located, in which event the period shall run until the end of the next day which is neither a Saturday, Sunday or legal holiday. The final day of any such period shall be deemed to end at 5 p.m., local time.

        10.10 SUCCESSORS AND ASSIGNS. The terms and provisions of this Agreement are to apply to and bind the permitted successors and assigns of the parties hereto.

        10.11 ENTIRE AGREEMENT. This Agreement, including the Exhibits, contains the entire agreement between the parties pertaining to the subject matter hereof and fully supersedes all prior written or oral agreements and understandings between the parties pertaining to such subject matter.

        10.12 FURTHER ASSURANCES. Each party agrees that it will without further consideration execute and deliver such other documents and take such other action, whether prior or subsequent to Closing, as may be reasonably requested by the other party to consummate more effectively the purposes or subject matter of this Agreement. Without limiting the generality of the foregoing, Purchaser shall, if requested by Seller, execute acknowledgments of receipt with respect to any materials delivered by Seller to Purchaser with respect to the Property. The provisions of this Section 10.12 shall survive Closing.

        10.13 COUNTERPARTS. This Agreement may be executed in counterparts, and all such executed counterparts shall constitute the same agreement. It shall be necessary to account for only one such counterpart in proving this Agreement.

        10.14 SEVERABILITY. If any provision of this Agreement is determined by a court of competent jurisdiction to be invalid or unenforceable, the remainder of this Agreement shall nonetheless remain in full force and effect.

        10.15 APPLICABLE LAW. THIS AGREEMENT IS PERFORMABLE IN THE STATE IN WHICH THE PROPERTY IS LOCATED AND SHALL IN ALL RESPECTS BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE SUBSTANTIVE FEDERAL LAWS

OF THE UNITED STATES AND THE LAWS OF SUCH STATE. SELLER AND PURCHASER HEREBY IRREVOCABLY SUBMIT TO THE JURISDICTION OF ANY STATE OR FEDERAL COURT SITTING IN THE STATE IN WHICH THE PROPERTY IS LOCATED IN ANY ACTION OR PROCEEDING ARISING OUT OF OR RELATING TO THIS AGREEMENT AND HEREBY IRREVOCABLY AGREE THAT ALL CLAIMS IN RESPECT OF SUCH ACTION OR PROCEEDING SHALL BE HEARD AND DETERMINED IN A STATE OR FEDERAL COURT SITTING IN THE STATE IN WHICH THE PROPERTY IS LOCATED. PURCHASER AND SELLER AGREE THAT THE PROVISIONS OF THIS SECTION 10.15 SHALL SURVIVE THE CLOSING OF THE TRANSACTION CONTEMPLATED BY THIS AGREEMENT.

        10.16 NO THIRD PARTY BENEFICIARY. The provisions of this Agreement and of the documents to be executed and delivered at Closing are and will be for the benefit of Seller and Purchaser only and are not for the benefit of any third party (including, without limitation, Title Company and Broker), and accordingly, no third party shall have the right to enforce the provisions of this Agreement or of the documents to be executed and delivered at Closing. The provisions of this Section 10.16 shall survive the closing of the transaction contemplated by this Agreement.

        10.17 EXHIBITS AND SCHEDULES. The following schedules or exhibits attached hereto shall be deemed to be an integral part of this Agreement:

                (a)     EXHIBIT A - Legal Description of the Land

                (b)     EXHIBIT B - Personal Property

                (c)     EXHIBIT C - Lease Schedule

                (d)     EXHIBIT D - Operating Agreements Schedule

                (e)     EXHIBIT E Deed

                (f)     EXHIBIT F Bill of Sale

                (g)     EXHIBIT G Assignment of Leases

                (h)     EXHIBIT H Assignment of Operating Agreements and
                        Intangibles

                (i)     EXHIBIT I Notice to Tenants

                (j)     EXHIBIT J FIRPTA Certificate

                (k)     EXHIBIT K Tenant Estoppel

        10.18 CAPTIONS. The section headings appearing in this Agreement are for convenience of reference only and are not intended, to any extent and for any purpose, to limit or define the text of any section or any subsection hereof.

        10.19 CONSTRUCTION. The parties acknowledge that the parties and their counsel have reviewed and revised this Agreement and that the normal rule of construction to the effect that any ambiguities are to be resolved against the drafting party shall not be employed in the interpretation of this Agreement or any exhibits or amendments hereto.

        10.20 TERMINATION OF AGREEMENT. It is understood and agreed that if either Purchaser or Seller terminates this Agreement pursuant to a right of termination granted hereunder, such termination shall operate to relieve Seller and Purchaser from all obligations under this Agreement, except for such obligations as are specifically stated herein to survive the termination of this Agreement.

        10.21 SURVIVAL. The provisions of the following Sections of this Agreement shall survive Closing and shall not be merged into the execution and delivery of the Deed: 3.1; the last paragraph of Section 4.2; 4.5; 5.3; 5.6; 8.1; 9.3; 10.1; 10.8; 10.12; 10.15; 10.16; and 10.23.

        10.22 TITLE COMPANY'S AGREEMENT. Title Company, as escrow agent, is executing this Agreement to confirm its agreement to serve as escrow agent hereunder in accordance with the terms set forth in this Agreement and the supplementary instructions referenced in Section 1.7 hereof.

        10.23 NATURAL HAZARD DISCLOSURE STATEMENT. As used herein, the term "Natural Hazard Area" shall mean those areas identified as natural hazards in the Natural Hazard Disclosure Act, California Government Code Sections 8589.3, 8589.4, and 51183.5, and California Public Resources Code Sections 2621.9, 2694, and 4136, and any successor statutes or laws (the "ACT"). Seller shall provide Purchaser with a Natural Hazard Disclosure Statement ("DISCLOSURE STATEMENT"). Purchaser acknowledges that Seller has retained the services of an expert (the "NATURAL HAZARD EXPERT") to examine the maps and other information made available to the public by government agencies for the purpose of enabling Seller to fulfill its disclosure obligations with respect to the Act and to prepare a written report of the result of its examination (the "REPORT"). Purchaser acknowledges that the Report fully and completely discharges Seller from its disclosure obligations under the Act, and, for the purpose of this Agreement, the provisions of Civil Code Section 1103.4 regarding the non-liability of Seller for errors or omission not within its personal knowledge shall be deemed to apply and the Natural Hazard Expert shall be deemed to be an expert dealing within the scope of its expertise with respect to the examination and Report. Purchaser acknowledges and agrees that nothing contained in the Disclosure Statement shall release Purchaser from its obligation to fully investigate the condition of the Property, including, without limitation, whether the Property is located in any Natural Hazard Area. Purchaser further acknowledges and agrees that the matters set forth in the Disclosure Statement or Report may change on or prior to the Closing Date and that Seller has no obligation to update, modify, or supplement the Disclosure Statement or Report. Purchaser shall be solely responsible for preparing and delivering its own Natural Hazard Disclosure Statement to subsequent prospective buyers of the Property. The provisions of this Section 10.23 shall survive the closing of the transaction contemplated by this Agreement.

        IN WITNESS WHEREOF, the parties hereto have duly executed this Agreement as of the Effective Date.

SELLER:

LBA-VIF UTAH, LLC,
a Delaware limited liability company

By:     LBA-VIF Holding Co. II, LLC,
        a California limited liability company,
        its sole Member

        By:     LBA-VIF One, LLC,
                a California limited liability company,
                its sole Manager and Member

                By:     Spectrum-VIF One, L.P.,
                        a California limited partnership,
                        its sole Member-Manager

                        By:     LBA Fund I, Inc.,
                                a California corporation,
                                its sole General Partner


                                By:___________________________________
                                Name:_________________________________
                                Title:________________________________


PURCHASER:

HARVARD PROPERTY TRUST, LLC,
a Delaware limited liability company


By:___________________________________
Name:_________________________________
Title:________________________________




                       [signatures continued on next page]

Title Company, as Escrow Agent:

PARTNERS TITLE COMPANY,
a Texas corporation


By:___________________________________
Its:__________________________________

                                    EXHIBIT A

                          LEGAL DESCRIPTION OF THE LAND


PARCEL 2 OF EXHIBIT B OF THAT CERTAIN CERTIFICATE OF COMPLIANCE FOR LOT LINE ADJUSTMENT WHICH RECORDED ON MAY 5, 2003 AS INSTRUMENT NO. 03-1268604 AND RE-RECORDED DECEMBER 23, 2003 AS INSTRUMENT NO. 03-3851789 IN THE OFFICIAL RECORDS OF LOS ANGELES COUNTY, CALIFORNIA, MORE PARTICULARLY DESCRIBED AS
FOLLOWS:

LOTS 1, 2, 3 AND THE EAST 79 FEET OF LOT 4 OF TRACT NO. 26557, IN THE CITY OF EL SEGUNDO, COUNTY OF LOS ANGELES, STATE OF CALIFORNIA, AS PER MAP RECORDED IN BOOK 675, PAGES 95 TO 98 INCLUSIVE OF MAPS, IN THE OFFICE OF THE COUNTY RECORDER OF SAID COUNTY.

EXCEPT THEREFROM THE WEST 212.60 FEET.

EXCEPTING ALL OIL, GAS, ASPHALTUM, AND OTHER HYDROCARBONS AND OTHER MINERALS, WHETHER SIMILAR TO THOSE HEREIN SPECIFIED OR NOT, WITHIN OR THAT MAY BE PRODUCED FROM SAID LAND; PROVIDED, HOWEVER, THAT THE SURFACE OF SAID LAND SHALL NEVER BE USED FOR THE EXPLORATION, DEVELOPMENT, EXTRACTION, REMOVAL OR STORAGE OF SAID OIL, GAS, ASPHALTUM AND OTHER HYDROCARBONS AND OTHER MINERALS, AND FURTHER PROVIDED THAT NO INSTALLATION CONSTRUCTED THEREON SHALL BE DISTURBED IN ANY MANNER IN EXTRACTING SAID RESERVED MINERALS, AS RESERVED IN DEED FROM STANDARD OIL COMPANY OF CALIFORNIA, RECORDED DECEMBER 20, 1960 AS INSTRUMENT NO. 1622, IN BOOK D-1069, PAGE 989, OFFICIAL RECORDS.

SAID TRACT BEING A SUBDIVISION OF THE SURFACE AND THAT PORTION OF THE SUBSURFACE WHICH LIES ABOVE A PLANE 450 FEET BELOW THE MEAN LOW WATER LEVEL OF THE PACIFIC OCEAN, AS SAID MEAN LOW WATER LEVEL IS ESTABLISHED BY U. S. COAST AND GEODETIC SURVEY BENCH MARKS ALONG THE SHORELINE.

                                    EXHIBIT B

                                PERSONAL PROPERTY

                                      None

                                    EXHIBIT C

                               SCHEDULE OF LEASES

        SUITE           TENANT

1.      100             Northrop Grumman Space & Mission Systems Corp.

2.      200             Unisys Item Processing Services, L.L.C.

                                    EXHIBIT D

                        SCHEDULE OF OPERATING AGREEMENTS


------------------------------- ---------------------------- ---------------------------- ----------------------------
            VENDOR                     SERVICE TYPE               TERM (I.E., MTM)          CANCELLATION PROVISION
------------------------------- ---------------------------- ---------------------------- ----------------------------
Associated Group                Landscape Services           MTM                          30 day
------------------------------- ---------------------------- ---------------------------- ----------------------------
AquaTrol                        Water Treatment              MTM                          30 day
------------------------------- ---------------------------- ---------------------------- ----------------------------
Consolidated Waste              Trash                        MTM                          30 day
------------------------------- ---------------------------- ---------------------------- ----------------------------
Property Prep                   Sweeping                     MTM                          30 day
------------------------------- ---------------------------- ---------------------------- ----------------------------
AIS                             Alarm Monitoring             MTM                          30 day
------------------------------- ---------------------------- ---------------------------- ----------------------------

                                    EXHIBIT E

                                      DEED

                                 (see attached)

RECORDING REQUESTED BY:

_____________________________________
_____________________________________


AND WHEN RECORDED RETURN TO:

_____________________________________
_____________________________________
_____________________________________
_____________________________________
Attn:________________________________


================================================================================
                                           (ABOVE SPACE FOR RECORDER'S USE ONLY)


        In accordance with Section 11932 of the California Revenue and Taxation Code, Grantor has declared the amount of transfer tax which is due by separate statement which is not being recorded with this Grant Deed.

                                   GRANT DEED

        FOR VALUE RECEIVED, ______________________ ("Grantor"), hereby grants to , a ("Grantee"), all that certain real property ("Property") described on EXHIBIT A attached hereto and incorporated herein by reference, together with all buildings and improvements located thereon and any and all improvements, easements, privileges and rights appurtenant thereto.

        THE PROPERTY IS CONVEYED TO GRANTEE SUBJECT TO:

                (a) A lien not yet delinquent for taxes for real property and personal property, and any general or special assessments against the Property; and

                (b) All liens, encumbrances, easements, covenants, conditions and restrictions of record.

        IN WITNESS WHEREOF, Grantor has executed this Grant Deed as of _________ ______, ____.


"GRANTOR"               ________________________,
                        a ______________________

                        By:     ___________________,
                                a _________________,

                                By:_________________________________
                                Name:_______________________________
                                Title:______________________________

CALIFORNIA ALL-PURPOSE ACKNOWLEDGMENT

-------------------------------------------------------------------------------------------------------------------------

STATE OF_______________________ )
                                )  ss.
COUNTY OF______________________ )

On ________________________, 200_, before me,__________________________________________________________________________,
              Date                                    Name and Title of Officer (e.g. "Jane Doe, Notary Public")

personally appeared ___________________________________________________________________________________________________,
                                                        Name of Signer(s)

 |_| personally known to me - OR - |_|                proved to me on the basis of satisfactory evidence to be the person(s) whose name(s) is/are subscribed to the within
                                                      instrument and acknowledged to me that he/she/they executed the same in his/her/their authorized capacity(ies), and that by his/her/their signature(s) on the instrument the person(s), or the entity upon behalf of which the person(s) acted, executed the instrument.

                                                      WITNESS my hand and official seal.

                                                      __________________________________________________________________
                                                                        Signature of Notary Public

-------------------------------------------------------------------------------------------------------------------------
                                                       OPTIONAL

Though the data below is not required by law, it may prove valuable to persons relying on the document and could prevent fraudulent reattachment of this form.

       CAPACITY(IES) CLAIMED BY SIGNER(S)                                DESCRIPTION OF ATTACHED DOCUMENT

 |_|   Individual
 |_|   Corporate Officer

_____________________________________________________         _____________________________________________________
                         Title(s)                                            Title or Type of Document

 |_|   Partner(s)                |_|   Limited
                                 |_|   General
                                                              _____________________________________________________
 |_|   Attorney-In-Fact                                                           Number of Pages
 |_|   Trustee(s)
 |_|   Guardian/Conservator
 |_|   Other:________________________________________         _____________________________________________________
                                                                                  Date of Document
Signer is Representing:
Name of Person(s) or Entity(ies)
                                                              _____________________________________________________
                                                                          Signer(s) Other Than Named Above
_____________________________________________________

_____________________________________________________

-------------------------------------------------------------------------------------------------------------------------

                                    EXHIBIT A

                                LEGAL DESCRIPTION

Document No.:  _______________

Date Recorded:  _______________ ___, 200_

          STATEMENT OF TAX DUE AND REQUEST THAT TAX DECLARATION NOT BE
         MADE A PART OF THE PERMANENT RECORD IN THE OFFICE OF THE COUNTY
                                    RECORDER

                      (Pursuant to Section 11932 R&T Code)

To:       Registrar Recorder
          County of _______________, California

Request is hereby made in accordance with the provisions of the Documentary Transfer Tax Act that the amount of tax due not be shown on the original document which names:

                            -------------------------
                                  (as grantor)

                            -------------------------
                                  (as grantee)

Property described in the accompanying document is located in
                  ( ) unincorporated area of the County of ________________
                  ( ) City of ______________.

The amount of tax due on the accompanying document is $__________

                  X       Computed on full value of property conveyed, or
              ---------
              ---------   Computed on full value less liens and encumbrances
                          remaining at time of sale.


              "GRANTOR"   ________________________________,
                          a ______________________________

                          By: ____________________________
                          Name:   ________________________
                          Title: _________________________

                                    EXHIBIT F

                                  BILL OF SALE

                                 (see attached)

                                  BILL OF SALE


        For good and valuable consideration, the receipt of which is hereby acknowledged, ______________, a _______________ ("Seller"), does hereby sell, transfer and convey to __________________________________ ("Purchaser"), without recourse or warranty, any and all personal property (the "Personal Property") owned by Seller and used exclusively in connection with the operation of that certain real property known _____________________, California, and more particularly described in Exhibit A attached hereto (the "Property").

        Purchaser acknowledges that the sale of the personal property is specifically made "as-is" and "where-is," without any representations or warranties express or implied, including, without limitation, implied warranties of fitness for any particular purpose or merchantability or any other warranties whatsoever. Purchaser has not relied and will not rely on, and Seller is not liable for or bound by, any express or implied warranties, guaranties, statements, representations or information pertaining to the personal property or relating thereto (including specifically, without limitation, information packages distributed with respect to the Property) made or furnished by Seller, the property manager, or any agent or real estate broker representing or purporting to represent Seller, to whomever made or given, directly or indirectly, orally or in writing.

        This Bill of Sale may be executed in any number of counterparts, each of which shall be deemed an original and all of which, when taken together, shall constitute one and the same instrument.


                          [Next page is signature page]

        IN WITNESS WHEREOF, the undersigned have executed this Bill of Sale as of this ____ day of _____________, ____.

                                        SELLER:

                                        ________________________________________

                                        By:_____________________________________
                                        Name:___________________________________
                                        Title:__________________________________


                                        PURCHASER:

                                        ________________________________________

                                        By:_____________________________________
                                        Name:___________________________________
                                        Title:__________________________________

                                    EXHIBIT G

                       ASSIGNMENT AND ASSUMPTION OF LEASES

                                 (see attached)

                       ASSIGNMENT AND ASSUMPTION OF LEASES



        This Assignment and Assumption of Leases (this "Assignment") dated as of _______________, _____ is entered into by and between
________________,a______________ ("Assignor"), and
________________________________________________ ("Assignee").

                               W I T N E S S E T H

        WHEREAS, Assignor is the lessor under those certain lease agreements identified on EXHIBIT B attached hereto (the "Leases") executed with respect to that certain real property commonly known as ____________________, California (the "Property") as more fully described in EXHIBIT A attached hereto;

        WHEREAS, Assignor, as Seller, and ________________________________, as
Purchaser, have entered into that certain Purchase and Sale Agreement dated as of _________________, _____ (the "Purchase Agreement") conveying the Property (as defined in the Purchase Agreement); and

        WHEREAS, Assignor desires to assign its interest as lessor in the Leases to Assignee, and Assignee desires to accept the assignment thereof;

        Now, THEREFORE, in consideration of the promises and conditions contained herein, the parties hereby agree as follows:

        1. Effective as of the Effective Date (as defined below), Assignor hereby assigns to Assignee all of its right, title and interest in and to the Leases.

        2. Effective as of the Effective Date, Assignee hereby assumes all of the Assignor's obligations under the Leases.

        3. Any rental and other payments under the Leases shall be prorated between the parties as provided in the Purchase Agreement.

        4. In the event of any litigation arising out of this Assignment, the losing party shall pay the prevailing party's costs and expenses of such litigation, including, without limitation, attorneys' fees.

        5. This Assignment shall be binding on and inure to the benefit of the parties hereto, their heirs, executors, administrators, successors in interest and assigns.

        6. This Assignment shall be governed by and construed in accordance with the laws of the State of California.

        7. Assignee acknowledges that, except as provided in the Purchase Agreement, the conveyance of the leases herein is specifically made "as-is" and "where-is," without any representations or warranties express or implied, including, without limitation, implied warranties of fitness for any particular purpose or merchantability or any other warranties whatsoever. Assignee has not relied and will not rely on, and assignor is not liable for or bound by, any express or implied warranties, guaranties, statements, representations or information pertaining to the leases or relating thereto (including specifically, without limitation, information packages distributed with respect to the real property) made or furnished by Assignor, the property manager, or any agent or real estate broker representing or purporting to represent Assignor, to whomever made or given, directly or indirectly, orally or in writing.

        8.      This Assignment is delivered pursuant to the Purchase Agreement.

        9. For purposes of this Assignment, the "Effective Date" shall be the date of the Closing (as defined in the Purchase Agreement).

        10. This Assignment may be executed in any number of counterparts, each of which shall be deemed an original, and all of which, when taken together, shall constitute one and the same document.

        IN WITNESS WHEREOF, Assignor and Assignee have executed this Assignment the day and year first above written.

                                ASSIGNOR:

                                ________________________________________________


                                By:_____________________________________________
                                Name:___________________________________________
                                Title:__________________________________________


                                ASSIGNEE:

                                ________________________________________________


                                By:_____________________________________________
                                Name:___________________________________________
                                Title:__________________________________________

                                    EXHIBIT A

                          LEGAL DESCRIPTION OF PROPERTY

                                 (SEE ATTACHED)

                                    EXHIBIT B

                                     LEASES

                                 (SEE ATTACHED)

                                    EXHIBIT H

                          ASSIGNMENT AND ASSUMPTION OF
                OPERATING AGREEMENTS, WARRANTIES AND INTANGIBLES

                                 (see attached)

                          ASSIGNMENT AND ASSUMPTION OF
                OPERATING AGREEMENTS, WARRANTIES AND INTANGIBLES


        THIS ASSIGNMENT AND ASSUMPTION OF OPERATING AGREEMENTS, WARRANTIES AND INTANGIBLES is made and entered into as of this ____ day of ___________, ____, by ________________,a__________________ ("Assignor"), and ("Assignee").

        FOR GOOD AND VALUABLE CONSIDERATION, the receipt of which is hereby acknowledged, effective as of the Effective Date (as defined below), and in connection with the sale of that certain real property described in EXHIBIT A attached hereto (the "Property") Assignor hereby assigns and transfers unto Assignee all of its right, title, claim and interest in and under:

        (A) all warranties and guaranties (express or implied) made by or received from any third party with respect to any building, building component, structure, fixture, machinery, equipment, or material situated on, contained in any building or other improvement situated on, or comprising a part of any building or other improvement situated on, any part of the Property including, without limitation, those warranties and guaranties listed in EXHIBIT B attached hereto (collectively, "Warranties");

        (B) all of the service contracts listed in EXHIBIT C attached hereto (the "Service Contracts"); and

        (C) any Intangibles (as defined in that certain Purchase and Sale Agreement dated as of ____________________, ____ between Assignor and _________________________ (the "Purchase Agreement")).

        ASSIGNOR AND ASSIGNEE FURTHER HEREBY AGREE AND COVENANT AS FOLLOWS:

        1. Effective as of the Effective Date (as defined below), Assignee hereby accepts the assignment from Assignor of all of Assignor's right, title and interest in and to the Service Contracts, Warranties and Intangibles.

        2. Effective as of the Effective Date, Assignee hereby assumes all of the owner's obligations under the Service Contracts Warranties and Intangibles.

        3. In the event of any litigation between Assignor and Assignee arising out of this Assignment, the losing party shall pay the prevailing party's costs and expenses of such litigation, including, without limitation, reasonable attorneys' fees.

        4. This Assignment shall be binding on and inure to the benefit of the parties hereto, their heirs, executors, administrators, successors in interest and assigns.

        5. This Assignment shall be governed by and construed in accordance with the laws of the State of California.

        6.      This Assignment is delivered pursuant to the Purchase Agreement.

        7. Assignee acknowledges and agrees that, except as provided in the Purchase Agreement, the conveyance of the service contracts, warranties and intangibles is specifically made "as-is" and "where-is," without any representations or warranties express or implied, including, without limitation, implied warranties of fitness for any particular purpose or merchantability or any other warranties whatsoever. Assignee has not relied and will not rely on, and Assignor is not liable for or bound by, any express or implied warranties, guaranties, statements, representations or information pertaining to the service contacts, warranties or intangibles or relating thereto (including specifically, without limitation, information packages distributed with respect to the property) made or furnished by Assignor, the property manager, or any agent or real estate broker representing or purporting to represent Assignor, to whomever made or given, directly or indirectly, orally or in writing.

        8. For purposes of this Assignment, the "Effective Date" shall be the date of the Closing (as defined in the Purchase Agreement).

        9. This Assignment may be executed in any number of counterparts, each of which shall be deemed an original, and all of which, when taken together, shall constitute one and the same document.

                          [Next page is signature page]

        IN WITNESS WHEREOF, Assignor and Assignee have executed this Assignment the day and year first above written.

                                ASSIGNOR:

                                ________________________________________________


                                By:_____________________________________________
                                Name:___________________________________________
                                Title:__________________________________________


                                ASSIGNEE:

                                ________________________________________________


                                By:_____________________________________________
                                Name:___________________________________________
                                Title:__________________________________________

                                    EXHIBIT A

                          LEGAL DESCRIPTION OF PROPERTY

                                 (SEE ATTACHED)

                                    EXHIBIT B

                             WARRANTIES & GUARANTIES

                                 (SEE ATTACHED)

                                    EXHIBIT C

                                SERVICE CONTRACTS

                                 (SEE ATTACHED)

                                    EXHIBIT I

                                NOTICE TO TENANTS

                                 (see attached)

                                NOTICE TO TENANTS


                               _____________, ____

To:      ________________________
         ________________________
         ________________________

                Re:     Notice of Lease Assignment

                Premises:       _________________________________
                                _________________________________


Ladies and Gentlemen:

        Please be advised that the Premises have been acquired by, and the Lessor's interest in your lease and your security deposit (if any) have been assigned, to _______________ ________________________________________ ("New
Owner").

        All future rental and other payments under your lease shall be paid to New Owner, in accordance with the terms of your lease, to the following address:

                        _________________________________
                        _________________________________
                        _________________________________
                        _________________________________
                        _________________________________

                                        Very truly yours,


Prior Owner:                    ________________________________________________


                                By:_____________________________________________
                                Name:___________________________________________
                                Title:__________________________________________


New Owner:                      ________________________________________________


                                By:_____________________________________________
                                Name:___________________________________________
                                Title:__________________________________________

                                    EXHIBIT J

                        CERTIFICATE OF NON-FOREIGN STATUS

                                 (see attached)

                        CERTIFICATE OF NON-FOREIGN STATUS


        Section 1445 of the Internal Revenue Code provides that a transferee (buyer) of a U.S. real property interest must withhold tax if the transferor (seller) is a foreign person. For U.S. tax purposes (including Section 1445), the owner of a disregarded entity (which has legal title to a U.S. real property interest under local law) will be the transferor of the property and not the disregarded entity. To inform the transferee (buyer) that withholding of tax is not required upon the disposition of a U.S. real property interest by ___________________, a ___________________ ("SELLER"), the undersigned hereby certifies the following on behalf of Seller:

        1. Seller is not a foreign corporation, foreign partnership, foreign trust, or foreign estate (as those terms are defined in the Internal Revenue Code and Income Tax Regulations);

        2. Seller is not a disregarded entity as defined in Section 1.1445-2(b)(2)(iii) of the Income Tax Regulations;

        3. Seller's U. S. employer identification number is _______________; and

        4.      Seller's office address is:

\                       c/o Layton-Belling & Associates
                        17901 Von Karman Avenue, Suite 950
                        Irvine, California  92614

        Seller understands that this certification may be disclosed to the Internal Revenue Service by the transferee (buyer) and that any false statement contained herein could be punished by fine, imprisonment, or both.

        Under penalties of perjury, the undersigned declares that he has examined this certification and to the best of his knowledge and belief it is true, correct and complete, and he further declares that he has the authority to sign this document on behalf of Seller.


                          [Next page is signature page]

        IN WITNESS WHEREOF, the undersigned has executed this instrument as of the ____ day of __________, 20___.

SELLER:                         _______________________________________________,
                                a ______________________________________________


                                By:_____________________________________________
                                Name:___________________________________________
                                Title:__________________________________________

                                    EXHIBIT K

                           TENANT ESTOPPEL CERTIFICATE

                                 (see attached)

                           TENANT ESTOPPEL CERTIFICATE


                                     [Date]
[PURCHASER]
________________________
________________________
________________________


Re:     Lease dated _________________________, ____ (the "Lease") executed between _______________________________ ("Landlord"), and
        ____________________ ("Tenant"), for those premises located at
        __________________________.

Gentlemen:

        The undersigned Tenant understands that you or your assigns intend to acquire that property located at _________________ (the "Property") from ________________________. The undersigned Tenant does hereby certify to the Benefited Parties (as hereinafter defined) as follows:

        A. The Lease consists only of the documents identified in items 1 and 2 on Schedule A attached hereto ("Schedule A").

        B. The Lease is in full force and effect and has not been modified, supplemented, or amended as indicated in Item 2 on Schedule A.

        C. Neither Tenant nor Landlord is in default under the Lease nor does any state of facts exist which with the passage of time or the giving of notice, or both, could constitute a default under the Lease. All conditions under the Lease to be satisfied by Landlord as of the date hereof (including, without limitation, all work, if any, to be performed by Landlord in the premises or on the Property) have been satisfied, and all contributions, if any, required to be paid by Landlord under the Lease to date for improvements to the Premises have been paid. To Tenant's knowledge, all leasing commissions that have become due with respect to the Lease have been paid.

        D. Tenant does not claim any offsets or credits against rents payable under the Lease.

        E. Tenant has not paid a security or other deposit with respect to the Lease, except as shown in Item 3 on Schedule A.

        F. Tenant has fully paid rent on account of the month of ______, ______; the current base rent under the Lease is as shown in
                Item 4 on Schedule A.

        G. Tenant has not paid any rentals in advance except for the current month of ________________, ____.

        H.      The term of the lease will terminate on the dates indicated in
                Item 5 on Schedule A.

        I. Except as shown in Item 6 on Schedule A, Tenant has no right of first refusal or option to lease space in addition to the premises demised under the Lease. Except as shown in Item 6 on Schedule A, Tenant has no right of first refusal or option to purchase the Property or any part thereof.

        Tenant understands that the Benefited Parties will rely on the statements set forth herein as an inducement to make an investment in the Property. For purposes hereof, the term "Benefited Parties" means all of the following: (a) Harvard Property Trust, LLC and its affiliates, successors, assigns, and designees (including, without limitation, any tenant in common acquiring an interest in the Property); and (b) any lender to which any party described in the foregoing clause (a) grants a deed of trust or other lien upon the Property and its successors and assigns.

        TENANT:                 _______________________________________________,
                                a ______________________________________________


                                By:_____________________________________________
                                Name:___________________________________________
                                Title:__________________________________________

                                   SCHEDULE A

1.      Lease:

        Landlord:
        Tenant:                                          _____________________
        Suite #:                                         _____________________
        Date:                                            _____________________

2.      Modifications and/or Amendments

        (a)      Date:                                   _____________________
        (b)      Date:                                   _____________________
        (c)      Date:                                   _____________________

3.      Security Deposit (currently held by Landlord)    $____________________

4.      Monthly Base Rent for current term of Lease      $____________________

5.      Commencement Date:                               _____________________
        Termination Date:                                _____________________

6.      Right of First refusal              to Lease           to Purchase
        or option                          __________        _______________
        (if none, state "None")
        If "yes", does such right or option still exist or has such right or option been exercised or waived?

        Still Exists ___        Exercised ___           Waived ____

                                Table of Contents
                                -----------------

                                                                            Page
                                                                            ----

ARTICLE I           PURCHASE AND SALE..........................................1
    1.1      Agreement of Purchase and Sale....................................1
    1.2      Property Defined..................................................2
    1.3      Permitted Exceptions..............................................2
    1.4      Purchase Price....................................................2
    1.5      Payment of Purchase Price.........................................2
    1.6      Earnest Money.....................................................2
    1.7      Delivery to Title Company.........................................3

ARTICLE II          TITLE AND SURVEY...........................................3
    2.1      Title Examination; Commitment for Title Insurance.................3
    2.2      Survey 3
    2.3      Title Objections; Cure of Title Objections........................3
    2.4      Conveyance of Title...............................................4
    2.5      Pre-Closing "Gap" Title Defects...................................4

ARTICLE III         INSPECTION PERIOD..........................................5
    3.1      Right of Inspection...............................................5
    3.2      Right of Termination..............................................6

ARTICLE IV          CLOSING....................................................6
    4.1      Time and Place....................................................6
    4.2      Seller's Obligations at Closing...................................7
    4.3      Purchaser's Obligations at Closing................................8
    4.4      Title Company's Obligations at Closing............................8
    4.5      Credits and Prorations............................................9
    4.6      Closing Costs....................................................12
    4.7      Conditions Precedent to Obligation of Purchaser..................12
    4.8      Conditions Precedent to Obligation of Seller.....................12

ARTICLE V           REPRESENTATIONS, WARRANTIES AND COVENANTS.................13
    5.1      Representations and Warranties of Seller.........................13
    5.2      Knowledge Defined................................................14
    5.3      Survival of Seller's Representations and Warranties..............14
    5.4      Covenants of Seller..............................................14
    5.5      Representations and Warranties of Purchaser......................15
    5.6      Survival of Purchaser's Representations and Warranties...........16
    5.7      Covenants of Purchaser...........................................16

ARTICLE VI          DEFAULT...................................................16
    6.1      Default by Purchaser.............................................16
    6.2      Default by Seller................................................17

                                Table of Contents
                                -----------------
                                   (continued)

                                                                            Page
                                                                            ----

ARTICLE VII         RISK OF LOSS..............................................17
    7.1      Minor Damage.....................................................17
    7.2      Major Damage.....................................................17
    7.3      Definition of "Major" Loss or Damage.............................18

ARTICLE VIII        COMMISSIONS...............................................18
    8.1      Brokerage Commissions............................................18

ARTICLE IX          DISCLAIMERS AND WAIVERS...................................18
    9.1      No Reliance on Documents.........................................18
    9.2      Disclaimers......................................................19
    9.3      Effect and Survival of Disclaimers...............................20

ARTICLE X           MISCELLANEOUS.............................................21
    10.1     Confidentiality..................................................21
    10.2     Public Disclosure................................................21
    10.3     Discharge of Obligations.........................................21
    10.4     Assignment.......................................................21
    10.5     Notices..........................................................22
    10.6     Binding Effect...................................................22
    10.7     Modifications....................................................23
    10.8     Tenant Notification Letter.......................................23
    10.9     Calculation of Time Periods......................................23
    10.10    Successors and Assigns...........................................23
    10.11    Entire Agreement.................................................23
    10.12    Further Assurances...............................................23
    10.13    Counterparts.....................................................23
    10.14    Severability.....................................................23
    10.15    Applicable Law...................................................23
    10.16    No Third Party Beneficiary.......................................24
    10.17    Exhibits and Schedules...........................................24
    10.18    Captions.........................................................24
    10.19    Construction.....................................................25
    10.20    Termination of Agreement.........................................25
    10.21    Survival.........................................................25
    10.22    Title Company's Agreement........................................25
    10.23    Natural Hazard Disclosure Statement..............................25


                                       ii